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                                                                  EXHIBIT 10.33


                       ADVANCED COMMUNICATIONS GROUP, INC.

                            FORM OF SERIES P WARRANT

Total Number of Series P Warrants:  75,000                       Warrant No. P-5

Number of Series P Warrants represented
by this Warrant Certificate:  5,000

         This Warrant Certificate certifies that, for value received,

                                  Robert Flynn

is the registered holder of the number of Warrants set forth above. Each Warrant entitles Holder, at any time or from time to time on or before the Expiration Date, to purchase from the Company one fully paid and nonassessable share of Common Stock at the Exercise Price, subject to adjustment as provided herein.

         "COMMON STOCK" means the Common Stock, $.0001 par value per share, of the Company, or such other class of securities as shall then represent the common equity of the Company.

         "COMPANY" means Advanced Communications Group, Inc., a Delaware corporation.

         "ELECTION TO EXERCISE" means the Election to Exercise on page 8 hereof.

         "EXERCISE PRICE" means $6.96, subject to adjustment as provided in
Section 3 hereof.

         "EXPIRATION DATE" means 5:00 p.m. (St. Louis time) on the tenth anniversary of the Grant Date, or, if earlier, the first anniversary of the Holder's date of death.

         "FAIR MARKET VALUE" means, on any given date, the closing price of the shares of Common Stock, as reported on the New York Stock Exchange for such date or such national securities exchange as may be designated by the Board or, if Common Stock was not traded on such date, on the next preceding day on which Common Stock was traded.

         "FAMILY MEMBER" has the meaning ascribed to it in the General Instructions to Form S-8 under the Securities Act of 1933, as the same may be amended from time to time. For the sake of clarity, as of the date of this Warrant Certificate, "Family Member" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interests, a foundation in which these persons (or the employee) control the management of assets, and any other entity in which these persons (or the employee) own more than fifty percent of the voting interests.

         "GRANT DATE" means June 3, 1999.

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         "HOLDER" means the registered holder identified above of the number of
Warrants represented by this Warrant Certificate or any Permitted Transferee, to the extent applicable.

         "PERMITTED TRANSFEREE" means a Family Member who has acquired these Warrants directly from the registered holder identified above through a gift or a domestic relations order.

         "SHAREHOLDER APPROVAL DATE" means February 16, 2000.

         "WARRANTS" means the Series P Warrants represented by this Warrant Certificate.

         1.       EXERCISE OF WARRANTS.

                  (a) Subject to Section 1(c) hereof, the Warrants evidenced by this Warrant Certificate may be exercised in whole or in part at any time on or after the Shareholder Approval Date and before the Expiration Date by presentation and surrender at the office of the Company specified herein of (i) this Warrant Certificate with the Election to Exercise duly completed and executed, and (ii) payment of the Exercise Price as then in effect, by bank draft or cashier's check, for the number of Warrants being exercised. If Holder at any time exercises less than all the Warrants evidenced by this Warrant Certificate, number of Warrants represented by this Warrant Certificate shall be reduced to the number of Warrants equal to the number of Warrants originally represented by this Warrant Certificate less the cumulative number of Warrants previously exercised.

                  (b) To the extent that the Warrants evidenced by this Warrant Certificate have not been exercised at or prior to the Expiration Date, such Warrants shall expire and the rights of Holder shall become void and of no effect.

                  (c) In its discretion, the Company may permit the Holder to exercise an Warrant through a "cashless exercise" procedure involving a broker or dealer approved by the Company, provided that the Holder has delivered an irrevocable notice of exercise (the "NOTICE") to the broker or dealer and such broker or dealer agrees: (i) to sell immediately the number of shares of Common Stock specified in the Notice to be acquired upon exercise of the Warrant in the ordinary course of its business, (ii) to pay promptly to the Company the aggregate exercise price (plus the amount necessary to satisfy any applicable tax liability), and (iii) to pay to the Holder the balance of the proceeds of the sale of such shares over the amount determined under clause (ii) of this sentence, less applicable commissions and fees; PROVIDED, HOWEVER, that the Company may modify the provisions of this sentence to the extent necessary to conform the exercise of the Warrant to Regulation T under the Exchange Act. The manner in which the Exercise Price may be paid may be subject to certain conditions specified by the Company. No fractional shares (or cash in lieu thereof) shall be issued upon exercise of a Warrant and the number of shares that may be purchased upon exercise shall be rounded to the nearest number of whole shares.

                  (d)      PAYMENT ALTERNATIVES FOR SECTION 16 PERSONS.

                  (i) Persons subject to Section 16 of the Exchange Act shall have the unfettered right (but not the obligation) to pay the Exercise Price in full in shares of
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         Common Stock with a Fair Market Value (determined as of the date of exercise of such Warrant and, where such shares are withheld (as described in Section 1(d)(ii) below), net of the applicable Exercise Price) at least equal to such full payment.

                  (ii) Common Stock used to pay the Exercise Price may be shares that are already owned by the Holder who is subject to Section 16 of the Exchange Act, or such Holder shall have the right but not the obligation to direct the Company to withhold shares of Common Stock that would otherwise have been received by such Holder upon exercise of the Warrant. It is the intent of this Section 1(d) that the transactions described in this Section 1(d) qualify for the exemption from short-swing profit liability under Section 16 of the Exchange Act pursuant to the "disposition to the issuer" exemption set forth at Rule 16b-3(e) promulgated under Section 16 of the Exchange Act.

         2. RESTRICTIONS ON TRANSFER. The Warrants evidenced by this Warrant Certificate shall not be assignable or otherwise transferable by Holder otherwise than (i) to a Permitted Transferee; (ii) by Holder's will; or (iii) by the laws of descent and distribution. During the lifetime of Holder, the Warrants shall be exercisable only by Holder; after Holder's death, the Warrants shall be exercisable only by the personal representative of Holder's estate. Compliance with this provision is the responsibility of the Holder. No transfer to heirs or legatees of Holder shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of such evidence as the Board may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof.

         3. ANTIDILUTION ADJUSTMENTS. The number of shares of Common Stock purchasable on the exercise of the Warrants evidenced by this Warrant Certificate, and the Exercise Price, shall be subject to adjustment from time to time upon the happening of certain events, as follows:

                  (a) MERGERS, CONSOLIDATIONS AND RECLASSIFICATIONS. In case of any reclassification or change of outstanding securities issuable upon exercise of the Warrants evidenced by this Warrant Certificate at any time (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination to which paragraph (b) of this Section 3 applies), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the surviving corporation and which does not result in any reclassification or change other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination to which paragraph (b) of this Section 3 applies in the securities issuable upon exercise of this Warrant), Holder shall have, and the Company, or such successor corporation or other entity, shall covenant in the constituent documents effecting any of the foregoing transactions that Holder does have, the right to obtain upon the exercise of the Warrants evidenced by this Warrant Certificate, in lieu of each share of Common Stock, other securities, money or other property theretofore issuable upon exercise of a Warrant, the kind and amount of shares of stock, other securities, money or other property receivable upon such reclassification, change, consolidation or merger by a holder of the shares of Common Stock, other securities, money or other property issuable upon exercise of a Warrant if the Warrants evidenced by this Warrant Certificate had been exercised immediately

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prior to such reclassification, change, consolidation or merger. The constituent documents effecting any such reclassification, change, consolidation or merger shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in paragraph (a) of this Section 3. The provisions of paragraph (a) of this
Section 3 shall similarly apply to successive reclassifications, changes, consolidations or mergers.

                  (b) SUBDIVISIONS AND COMBINATIONS. If the Company shall subdivide its shares of Common Stock into a greater number of shares (or pay to any holders of securities of the Company a dividend payable in, or make any other distribution of, Common Stock), the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and the number of shares of Common Stock purchasable upon exercise of the Warrants evidenced by this Warrant Certificate shall be proportionately increased, as at the effective date of such subdivision, dividend or distribution or if the Company shall take a record of holders of its Common Stock for such purpose, as at such record date, whichever is earlier. If the Company shall combine its shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased, and the number of shares of Common Stock purchasable upon exercise of the Warrants evidenced by this Warrant Certificate shall be proportionately reduced, as at the effective date of such combination, or if the Company shall take a record of holders of its Common Stock for purposes of such combination, as at such record date, whichever is earlier.

                  (c) CALCULATION OF EXERCISE PRICE. The Exercise Price in effect from time to time shall be calculated to four decimal places and rounded to the nearest thousandth.

         4. ADJUSTMENT TO EXERCISE PRICE. Whenever the Exercise Price is required to be adjusted as provided in Section 3, the Company shall forthwith compute the adjusted Exercise Price and shall maintain a record setting forth such adjusted Exercise Price and showing in reasonable detail the facts upon which such adjustment is based.

         5.       NOTICES TO HOLDER. In the event:

                  (a) of the conveyance or sale of all or substantially all of the assets of the Company, or of any reclassification or change of the Common Stock or other securities issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination), or a tender offer or exchange offer for all shares of Common Stock (or other securities issuable upon the exercise of the Warrants); or

                  (b) the Company shall declare any dividend (or any other distribution) on the Common Stock, other than regular cash dividends; or

                  (c) the Company shall authorize the granting to the holders of Common Stock of rights or warrants to subscribe for or purchase any shares of any class or series of capital stock; or


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                  (d)      of the voluntary or involuntary dissolution,
liquidation or winding up of the Company;

         the Company shall cause to be sent to Holder, at least 30 days prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, a written notice stating (x) the date for the determination of the holders of record of shares of Common Stock (or other securities issuable upon the exercise of the Warrants) entitled to receive any such dividends or other distribution, (y) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock (or other securities issuable upon the exercise of the Warrants), or
(z) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock (or other securities issuable upon the exercise of the Warrants) shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. Failure to give such notice or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, issuance, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

         6. COMPLIANCE WITH LAWS. Upon the acquisition of any shares pursuant to the exercise of the Warrants, Holder (or Holder's estate if applicable) will enter into such written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws. Notwithstanding any of the other provisions hereof, Holder agrees that he will not exercise the Warrants, and that the Company will not be obligated to issue any shares pursuant to this Warrant Certificate, if the exercise of the Warrants or the issuance of such shares of Common Stock would constitute a violation by Holder or by the Company of any provision of any law or regulation of any governmental authority.

         7. COVENANTS OF THE COMPANY. The Company covenants and agrees that:

                  (a) Until the Expiration Date, the Company shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock (and other securities), for the purpose of enabling it to satisfy any obligation to issue shares of Common Stock (and other securities) upon the exercise of the Warrants evidenced by this Warrant Certificate, the number of shares of Common Stock (and other securities) issuable upon the exercise of such Warrants.

                  (b) All Common Stock (and other securities) which may be issued upon exercise of the Warrants evidenced by this Warrant Certificate shall upon issuance be validly issued, fully paid, non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

         8. WITHHOLDING OF TAX. The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with the Warrants.

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         9.       NO RIGHTS AS STOCKHOLDER. Holder shall not, by virtue of
holding such Warrants, be entitled to any rights of a stockholder of the Company either at law or in equity, and the rights of Holder are limited to those expressed herein.

         10. RESOLUTION OF DISPUTES. Holder agrees, for and on behalf of Holder and Holder's heirs, personal representatives and successors, that the resolution of any dispute or disagreement which may arise hereunder shall be determined by the Board in its sole discretion and judgment, and that any such determination and any interpretation by the Board of the terms of this Warrant Certificate shall be final and shall be binding and conclusive, for all purposes, upon the Company, Holder and Holder's heirs, personal representatives and successors.

         11. NOTICES. All notices provided for hereunder shall be in writing and may be given by registered or certified mail, return receipt requested, telex, telegram, telecopier, air courier guaranteeing overnight delivery of personal delivery, if to Holder at the following address:

                  Robert Flynn
                  ________________________________________________
                  ________________________________________________


          and, if to the Company:

                  Advanced Communications Group, Inc.
                  390 South Woods Mill Road, Suite 260
                  St. Louis, Missouri 63017
                  Attention:  Secretary
                  Telecopier: (314) 469-3539

         12. GOVERNING LAW. This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.


             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.


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          IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed this 23rd day of February, 2000 by its Chairman of the Board and Chief Executive Officer, thereunto duly authorized.

                             ADVANCED COMMUNICATIONS GROUP, INC.


                             By:___________________________________________
                                 Richard O'Neal, Chairman of the Board and
                                 Chief Executive Officer


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                              ELECTION TO EXERCISE
           [To be executed on exercise of the Warrants evidenced
                          by this Warrant Certificate]

TO:      Advanced Communications Group, Inc.

         The undersigned, the holder of the Warrants evidenced by the attached Warrant Certificate, hereby irrevocably elects to exercise _________ Warrants, and herewith makes payment of _______ ($____________) representing the aggregate Exercise Price thereof, and requests that the certificate representing the securities issuable hereunder be issued in the name of _____________________ and delivered to_____________________, whose address is _____________________________.


         Dated:_____________              ____________________________________


                                          ____________________________________
                                          Signature(s) of Registered Holder(s)

NOTE: THE ABOVE SIGNATURE(S) MUST CORRESPOND WITH THE NAME AS WRITTEN ON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


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